Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
December 31, 2000



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              6.9429%


        Excess Protection Level
          3 Month Average   4.29%
          December, 2000   0.36%
          November, 2000   6.38%
          October, 2000   6.14%


        Cash Yield                                  19.86%


        Investor Charge Offs                        10.15%


        Base Rate                                    9.35%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.47%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $57,190,978,436.47


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $5,990,287,874.98